SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934

            Filed by the Registrant [x]

            Filed by a Party other than the Registrant [  ]

            [  ]  Preliminary Proxy Statement       [  ]  Confidential,
            for use of
            the
            [x]  Definitive Proxy Statement                Commission
            Only (as
            permitted by Rule 14-a-6(e)(2)
            [  ]  Definitive Additional Materials
            [  ]  Soliciting Material Pursuant to (s) 240.14a-11(c) or
            (S) 240.14a.12


            The Vermont Teddy Bear Co., Inc.
            (Name of Registrant as Specified In Its Charter)

            The Vermont Teddy Bear Co., Inc.
            (Name of Person(s) Filing Proxy Statement)

            Payment of Filing Fee (check the appropriate box):

            [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
            6(i)(1)m 14a-6(i)(2)
            or Item 22a(2) of Schedule 14A.

            [ ] $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).

            [  ]  Fee computed on table below per Exchange Act Rules
            14a-6(i)(4) and
            0-11.

                 (1) Title of each class of securities to which transaction applies:

                 (2)  Aggregate number of securities to which
            transaction applies:

                 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 (4)  Proposed maximum aggregate value of transaction:

                 (5)  Total fee paid:

            [ ] Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                 (1)  Amount Previously Paid:  N/A

                 (2)  Form, Schedule or Registration Statement No.:
            ______
            Schedule 14A, File No.:  ______

                 (3)  Filing Party:

                 (4)  Date Filed:

                 The Vermont Teddy Bear Co., Inc.



                 Notice of 1997 Annual Meeting of Shareholders

                 and

                 Proxy Statement

            The Vermont Teddy Bear Co., Inc.
            Notice of Annual Meeting of Stockholders

                 The Annual Meeting of the Stockholders of The Vermont
            Teddy Bear
            Co., Inc. will be held at 10:00 a.m. EST on Thursday, December 18, 1997, at the Company's retail/manufacturing facility, 2236
            Shelburne Road,
            Route Seven, Shelburne, Vermont, for the following purposes:

                 1.   To elect seven (7) individuals to the Company's
            Board of
            Directors for the ensuing year.

                 2. To ratify the selection of Arthur Andersen LLP as the
            Company's independent public accountants for the 1998 fiscal year.

                 3. To transact such other business that may properly come before the meeting or adjournment thereof.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     Spencer C. Putnam, Secretary
                                     Shelburne, Vermont
                                     October 27, 1996

            The Vermont Teddy Bear Co., Inc.
            2236 Shelburne Road
            Post Office Box 965
            Shelburne, Vermont 05482

            October 27, 1997
            Proxy Statement
            Annual Meeting of Stockholders
            To Be Held December 18, 1997

                 This proxy statement is furnished to the stockholders
            of The
            Vermont Teddy Bear Co., Inc. (the "Company"), a New York corporation, in connection with the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Thursday, December 18, 1997, at the Company's retail/manufacturing facility located at 2236 Shelburne Road, Route
            Seven, Shelburne, Vermont.

                 The enclosed proxy card is furnished by the Company.
            This proxy is
            being solicited by the Company's Board of Directors for use at the Annual
            Meeting or at any adjournment thereof. A proxy duly executed and returned by a stockholder will be voted as directed by the proxy, and, if no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors contained herein. As to other matters, if any, to be voted upon, the persons named in the proxy will take such action as the Board of Directors may deem advisable.

                 All expenses of soliciting proxies are being borne by
            the Company.
             It is expected that solicitations will be made primarily by mail, but
            regular employees or representatives of the Company may also solicit proxies by telephone or other communication methods and arrange for nominees, custodians and fiduciaries to forward proxies and proxy material to their principals at the Company's expense.

                 A proxy may be revoked at any time before it is
            exercised by
            notifying the Company's Secretary in writing at the address set forth above or by attending the Annual Meeting and voting the shares covered by the proxy in person.

                 It is expected that this Proxy Statement will be mailed
            on or about
            November 19, 1997, to stockholders of record on November 12, 1997.


            Voting Securities and Principal Holders Thereof

                 The Board of Directors has fixed the close of business
            on November
            12, 1997, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting. Each share of the Company's Common Stock outstanding on the record date is entitled to one vote.

                 As of the close of business on October 10, 1997, there
            were
            5,173,058 shares of the Company's Common Stock outstanding and entitled to vote, of which 2,752,025 shares, or approximately 53.2% were owned beneficially by the current directors and officers of the Company as a group.(1)

                 The following table presents information about those
            persons known
            by the Company to own beneficially, as of October 10, 1997, more than five percent of the shares of the Company's Common Stock outstanding, as well as the directors and executive officers of the Company:

            Name and Address                    Number of       Percent
            of
            of Beneficial Owner                 Shares Owned    Shares
            Outstanding

            Jason Bacon
               RR #1, Box 78
               New Haven, VT 05472                 5,500(2)         0.1

            R. Patrick Burns
               c/o The Vermont Teddy Bear Co., Inc.
               2236 Shelburne Road
               P.O. Box 965
               Shelburne, VT 05482                34,550(3)         0.7

            David W. Garrett
               c/o The Garrett Hotel Group
               161 Battery Street
               Burlington, Vermont 05401         190,000(4)         3.7

            Fred Marks
               c/o The Vermont Teddy Bear Co., Inc.
               2236 Shelburne Road
               P.O. Box 965
               Shelburne, VT  05482              600,500(5)        11.6

            Joan H. Martin
               34 Woodbury Hill
               Woodbury, CT  06798             1,840,975(6)        35.6

            Margaret H. Martin
               500 Lovell Avenue
               Mill Valley, CA  94941            267,000            5.2

            Spencer C. Putnam
               c/o The Vermont Teddy Bear Co., Inc.

               2236 Shelburne Road
               P.O. Box 965
               Shelburne, VT 05482                91,000(7)         1.8

            Elisabeth B. Robert
               c/o The Vermont Teddy Bear Co., Inc.
               2236 Shelburne Road
               P.O. Box 965
               Shelburne, VT 05482                 2,700(8)         0.1

            (1)These figures include a total of 85,950 shares held of
            record as a
            group by spouses and minor children of the Company's current directors
            and officers.  These figures do not include any options
            granted under
            the Company's Incentive Stock Option Plan to all current
            directors and
            officers as a group to purchase 1,253,342 shares of the Company's Common
            Stock, of which 675,256.50 shares have vested. These figures do not
            include any of the options granted under the Company's Non-
            Employee
            Director Stock option Plan to purchase 32,500 shares of the
            Company's
            Common Stock, all of which have fully vested.  These figures do not
            include grants of Non-Qualified Options to two Directors of the Company
            to purchase 60,000 shares of the Company's common  stock,
            which have
            fully vested.  These figures do not include a Warrant for
            the Purchase
            of 43,826 shares of the Company's Common stock granted to
            Joan Martin,
            which has fully vested.  These figures do not include a
            Warrant for the
            Purchase of 22,670 shares of the Company's Common Stock, or 9,314 shares of the Company's Series B Convertible Preferred Stock, which are
            convertible into 17,232 shares of the Company's Common
            Stock, both of
            which are held by Jason Bacon.
            (2)This figure includes 500 shares held of record by Mr.
            Bacon's wife,
            as to which beneficial ownership is disclaimed.  This figure does not
            include a Warrant for the Purchase of 22,670 shares of the
            Company's
            Common Stock, or 9,314 shares of the Company's Series B Preferred Stock, which are convertible into 17,232 shares of the Company's Common Stock.
             The figure does not include options granted under the
            Company's Non-
            Employee Director Stock Option Plan to Mr. Bacon to purchase
            3,500
            shares of the Company's Common Stock, which have fully
            vested.
            (3)This figure includes 10,150 shares held of record by Mr. Burns' wife, as to which beneficial ownership is disclaimed.  This figure does not
            include options granted under the Company's Incentive Stock Option Plan to Mr. Burns to purchase 900,000 shares of the Company's
            Common Stock,
            of which 562,500 shares have vested.
            (4)This figure includes 36,000 shares held of record by Mr.
            Garrett's
            children. This figure also includes 22,000 shares held of record by Mr.
            Garrett's wife, as to which beneficial ownership is
            disclaimed.  This
            figure does not include options granted under the Company's Non-Employee
            Director Stock Option Plan to Mr. Garrett to purchase 10,000 shares of
            the Company's Common Stock, or a Non-Qualified Option to purchase 30,000 shares of the Company's Common Stock, both of which will
            have fully
            vested.
            (5)This figure includes 500 shares held of record by Mr. Marks' wife, as to which beneficial ownership is disclaimed.  This figure
            does not
            include options granted under the Company's Non-Employee Director Stock
            Option Plan to Mr. Marks to purchase 8,000 shares of the
            Company's
            Common Stock, which have fully vested.
            (6)This figure includes 1,120,000 shares held of record by the Joan
            Hixon Martin Trust.  This figure also includes 720,975
            shares acquired
            on the foreclosure of a stock pledge securing an $800,000
            loan by Ms.
            Martin to Mr. John N. Sortino.  This figure does not include
            152,995
            shares of the Company's Common Stock held of record by Ms. Martin's son,
            Franc Sloan, and 267,000 shares of the Company's Common Stock held of record by Ms. Martin's daughter, Margaret H. Martin. Ms. Martin disclaims beneficial ownership of shares owned by Mr. Franc Sloan and
            Ms. Margaret H. Martin. This figure does not include options granted under the Company's Non-Employee Director Stock Option Plan to Ms.
            Martin to purchase 11,000 shares of the Company's Common
            Stock, a Non-
            Qualified Option to purchase 30,000 shares of the Company's
            Common
            Stock, or a Warrant for the Purchase of 43,826 shares of the Company's
            Common Stock, all of which have fully vested.
            (7)This figure includes 10,000 shares held of record by Mr. Putnam's children. This figure also includes 2,500 shares held of record by Mr.
            Putnam's wife, as to which beneficial ownership is disclaimed. This figure does not include options granted under the Company's Incentive
            Stock Option Plan to Mr. Putnam to purchase 47,832 shares of the
            Company's Common Stock, of which 20,874 shares have vested.
            (8)This figure includes 2,000 shares held of record by Ms. Robert's minor children. This figure does not include options granted under the
            Company's Incentive Stock Option Plan to Ms. Robert to purchase 305,510 shares of the Company's Common Stock, of which 97,822.50 shares have vested.

            As of June 30, 1997, the Directors and Executive Officers of the Company were as follows:

                 Name                Age  Office
                 Jason Bacon              63   Director
                 R. Patrick Burns         53   Director, President,

                                          and Chief Executive Officer
                 David W. Garrett         54   Director
                 Joan H. Martin      73   Director
                 Fred Marks               69   Director and Chairman of
            the Board
                 Spencer C. Putnam        51   Director, Vice President,
                                          and Secretary
                 Elisabeth B. Robert 42   Director, Senior Vice
            President,
                                          Treasurer, and Chief Financial

                                          Officer

                 On October 10, 1997, the Board of Directors appointed
            Elisabeth B.
            Robert to the position of President of the Company. Ms. Robert had previously served as the Company's Chief Financial Officer since
            September 1995. Ms. Robert will be assuming the title of President from
            R. Patrick Burns, who stepped down from that position. Mr. Burns will remain active as a consultant to the Company and will also continue as a member of the Company's Board of Directors.

                 All of the Company's directors hold office until the
            1998 Annual
            Meeting of Stockholders and until their successors are elected and qualified. The Board of Directors has an Audit Committee, on which Mr.
            Bacon, Mr. Marks, and Ms. Martin serve; an Executive Committee, on which all directors serve; and an Option Committee, on which Mr. Garrett and
            Ms. Martin serve.

            Meetings of the Board of Directors and Its Committees

                 The Board of Directors held three meetings during the
            fiscal year
            ended June 30, 1997, and took all other action by unanimous consent in lieu of actual meetings. During the fiscal year ended June 30, 1997, there were nine meetings of the Option Committee and one meeting of the
            Audit Committee.  During the fiscal year ended June 30,
            1997, all
            directors attended at least 75% of the meetings of the Board of Directors and the meetings held by Committees of the Board on which they served.

            Compensation of Directors and Executive Officers

                 At the 1996 Annual Meeting of Stockholders, an
            amendment to the
            Bylaws authorizing the Company to compensate members of its Board of
            Directors was approved. Also at the 1996 Annual Meeting of Stockholders, the Non-Employee Directors Stock Option Plan (the "Plan") was approved by stockholders. Pursuant to the Plan, each participating director receives an option to purchase 2,000 shares of the Common Stock of the Company as an annual retainer; the Chairman of the Board of Directors, if he or she is eligible to participate in the Plan, shall also be entitled to receive an additional annual retainer in the form of four stock options to purchase 2,000 shares of the Company's Common Stock each.
            In addition to
            the annual retainer options, each participating director receives an option to purchase 1,500 shares of the Common Stock of the Company for actual attendance at each regular or special meeting of the Board of
            Directors and an option to purchase 1,000 shares of Common Stock of the
            Company for actual attendance at a meeting of a committee of the Board of
            Directors. The Chairman of the Board of Directors also receives compensation of $5,000 per calendar quarter, and all outside Directors are also reimbursed up to $1,000 per meeting for their expenses of attendance.


            Summary Compensation Table

                                             Other
                         Fis-                Annual         Under-  LTIP
            Other
            Name and     cal                 Compen- Stock  lying   Pay-
            Compen-
            Principal    Year Salary   Bonus sation  Awards Options outs
            sation

            R. Patrick   1997 $183,894  $ -  $26,513   -    900,000 $ -
            $100,000(1)
            Burns,       1996 $      -  $ -  $23,790   -    450,000 $ -
            $      -
            Chief
            Executive
            Officer

            Elisabeth B. 1997 $ 98,077  $ -  $ 5,600   -    305,510 $ -
            $      -

            Robert,      1996 $ 65,713  $ -  $ 3,267   -     80,510 $ -
            $      -
            Chief
            Financial
            Officer

            (1) Forgiveness of amounts due the Company from Mr. Burns.

                 On June 19, 1995, Mr. Sortino resigned as the Chief
            Executive
            Officer and President of the Company. The Company entered into a separation agreement with Mr. Sortino on that date. Under this separation agreement, Mr. Sortino is entitled to receive: i) cash compensation of $100,000 in calendar year 1995 (including compensation paid to Mr. Sortino as Chief Executive Officer of the Company), $120,000
            in calendar year 1996 and $150,000 in calendar year 1997;
            ii) a bonus of
            $100,000; iii) the forgiveness of amounts due to the Company totaling
            $193,000; and iv) health insurance benefits generally available to employees of the Company. The Company accrued and expensed the entire amount due Mr. Sortino under the agreement during the six-month
            Transition Period ending June 30, 1995, and will not seek any services from him in the future.

                 On July 31, 1995, the Company and Mr. Burns signed an
            agreement
            providing for his employment as Chief Executive Officer of the Company for a term ending February 1, 1997. Under this employment agreement, Mr.
            Burns was entitled to receive: i) a base salary of $150,000 per year, commencing April 1, 1996; ii) reimbursement for necessary and reasonable expenses incurred by him in the performance of his duties as CEO; iii) an annual bonus for fiscal year 1996 of 10% of the amount by which the
            Company's operating profit exceeds $1,000,000 and an annual bonus for fiscal year 1997 of 10% of the amount by which the Company's operating profit exceeds $2,000,000; iv) options to purchase 450,000 shares of the

            Company's Common Stock at the purchase price of $3.875 per share, being equal to the market value at the date granted; v) any benefits generally available to the officers of the Company from time to time; and vi) a company car of Mr. Burns' choice. Mr. Burns voluntarily waived all cash compensation payable under this agreement in the fiscal year ending June
            30, 1996.

                 On July 31, 1995, the Company also entered into an
            agreement with
            Mr. Burns to extend to him a loan in an amount not to exceed
            $100,000.
            Under this agreement, the Company had made loans totaling $41,818 as of
            June 30, 1996. The agreement provided that the loan would mature on
            April 1, 1998, but provided for forgiveness of the loan if Mr. Burns remained employed by the Company until that date.

                 On January 22, 1996, Mr. Burns' option agreement was
            canceled and a
            new option agreement was entered into by which the Company granted an option to purchase 450,000 shares of the Company's Common Stock at an exercise price of $3.06 per share, vesting at 25 percent per annum beginning on that date.

                 As of June 30, 1996, Mr. Burns signed a replacement
            agreement with
            the Company providing for his continued employment as the Chief Executive
            Officer for a term of four years ending June 30, 2000.
            Under this new
            agreement, Mr. Burns is entitled to receive: i) a base salary of $187,500 per year, commencing July 1, 1996; ii) reimbursement for necessary and reasonable expenses incurred by him in the performance of his duties as
            Chief Executive Officer; iii) an annual cash bonus for fiscal year 1997 of 10% of the amount by which the Company's operating profit exceeds
            $500,000, plus a non-qualified stock option to purchase 15,000 shares of the Company's Common Stock, at an exercise price of $0.01 per share

            (which Mr. Burns refused and was never issued), and an annual bonus for fiscal years 1998, 1999, and 2000 of 10% of the amount by which the
            Company's operating profit exceeds $1,000,000, $1,500,000 and $2,000,000, respectively; iv) options to purchase an additional 450,000 shares of the
            Company's Common Stock at the purchase price of $2.875 per share, being equal to the market value on the date of grant, vesting at 25 percent per annum beginning July 1, 1997; v) any benefits generally available to the officers of the Company from time to time, including, without limitation, life insurance and medical benefits; and vi) a company car of Mr. Burns' choice. The agreement prohibits Mr. Burns from directly or indirectly competing with the business of the Company during the course of his employment and for a period of eighteen months thereafter.

                 In addition, as of June 30, 1996, Mr. Burns signed an
            amendment to
            his loan agreement with the Company, which increased the available loan amount to $116,818 and revised the forgiveness schedule such that all outstanding amounts and related interest charges will be forgiven on July
            29, 2000, provided that he remains continuously employed by the Company until that date. As of June 30, 1997, the Company has reserved for all loans due from Mr. Burns.

                 As of July 1, 1996, the Company and Ms. Robert signed
            an agreement
            providing for her continued employment as the Senior Vice
            President,
            Treasurer, and Chief Financial Officer of the Company for a term of five years ending June 30, 2001. Under this agreement, Ms. Robert is entitled to receive: i) a base salary of $100,000, $110,000 and $120,000 per year in fiscal years 1997, 1998, and 1999, respectively; ii) reimbursement for necessary and reasonable expenses incurred by her in the performance of her duties as Chief Financial Officer; iii) an annual cash bonus for fiscal year 1997 of 3% of the amount by which the Company's operating profit exceeds $500,000, plus a non-qualified stock option to purchase
            5,000 shares of the Company's Common Stock, at an exercise price of $0.01 per share (which Ms. Robert refused and was never issued), and an annual cash bonus for fiscal years 1998, 1999, 2000, and 2001 of 3% of the amount by which the Company's operating profit exceeds $1,333,000,
            $2,167,000, $2,000,000, and $2,500,000, respectively; iv)
            options to
            purchase an additional 225,000 shares of the Company's Common Stock at a price of $2.875 per share, being equal to the market value on the dates of grant, vesting at 25 percent per annum beginning July 1, 1997; v) any benefits generally available to the officers of the Company from time to time, including, without limitation, life insurance and medical benefits;
            and vi) a company car of Ms. Robert's choice. The agreement prohibits
            Ms. Robert from directly or indirectly competing with the business of the
            Company during the course of her employment and for a period of eighteen months thereafter.

                 On June 3, 1997, the Company offered to grant options
            with an
            exercise price of $1.00 per share (the fair market value of the Company's
            Common Stock on that date) in exchange for the surrender of all outstanding qualified employee incentive stock options at that date. Mr.
            Burns and Ms. Robert participated in this exchange. The original exercise price for Mr. Burns' options was $2.875 per share, and the original exercise price for Ms. Robert's options were between $2.75 and
            $2.875 per share.

            Stock Options

                 The following table sets forth the options granted to
            Mr. Burns and
            Ms. Robert during the fiscal year ended June 30, 1997:

            Option Grants in Last Fiscal Year

                                            Percent of
                                Number of   Total
                                Securities  Granted to
                                Underlying  Employees   Exercise
                                Options     in Fiscal   or Base Price
            Expiration
            Name                Granted     Year        ($ per share)
            Dates

            R. Patrick Burns       900,000     63.0         $1.00
            7/1/2006
            Elisabeth B. Robert    380,510     21.4         $1.00
            7/1/2006-

            8/19/2006

                 On June 3, 1997, the Company offered to grant options
            with an
            exercise price of $1.00 per share (the fair market value of the Company's
            Common Stock on that date) in exchange for the surrender of all outstanding qualified employee incentive stock options at that date. Mr.
            Burns and Ms. Robert participated in this exchange. The original exercise price for Mr. Burns' options was $2.875 per share, and the original exercise price for Ms. Robert's options were between $2.75 and
            $2.875 per share.  The columns "Number of Securities
            Underlying Options
            Granted" and "Percent of Total Options Granted to Employees in Fiscal
            Year" reflect only those options granted on June 3, 1997, which replaced all prior option grants outstanding at that date.

             Interests in Certain Transactions

                 By an agreement dated April 12, 1996, Joan Martin
            waived her right
            to receive $126,000 of accumulated dividends on the Company's Series A
            Preferred Stock in exchange for a five-year warrant to purchase 43,826 shares of Common Stock at an exercise price of $2.875 per share. As the result of subsequent warrant and option issuances by the Company, certain anti-dilution provisions of Ms. Martin's warrant agreement were triggered, such that Ms. Martin now holds a warrant to purchase 50,795 shares of Common Stock at an exercise price of $2.48 per share.

                           On December 31, 1996, the Company entered
            into a consulting
            agreement with Venture Management Group, Inc. The President of Venture
            Management Group, Inc. currently serves as a member of the Company's
            Board of Directors. The terms of this agreement commenced on January 1,
            1997 and will terminate on December 31, 2006, unless earlier terminated in accordance with this agreement. In consideration of the consulting services to be provided, the Company will pay fees of $65,000 per year, payable monthly, plus expenses and disbursements reasonably incurred in the performance of services under the agreement. In the event that the
            Company defaults in its obligations under this agreement, or if a change in control of the Company occurs during the term of the agreement,
            Venture Management Group, Inc. may, at its sole option, declare the entire compensation under this contract to be immediately due and payable.

                 On October 10, 1996, subsequent to his resignation as
            President of
            the Company, the Company entered into a consulting agreement with R.
            Patrick Burns, to begin on November 1, 1997 and continue through October
            31, 1999. In consideration of the consulting services to be provided, the Company will pay fees of $75,000 per year, payable monthly, as well as the forgiveness of amounts due the Company totaling $116,818.
            Additionally, stock options granted to Mr. Burns which would have vested as of August 1, 1998, had Mr. Burns remained continuously employed by the
            Company, will become vested as of November 1, 1997.

            Delinquent Filings

                 Under federal securities laws, the Company's directors,
            certain of
            its officers and any persons holding more than 10% of the Company's
            Common Stock are required to report their ownership thereof and any changes in that ownership to the Securities and Exchange Commission.
            Specific due dates for these reports have been established, and the
            Company is required to report in this proxy statement any failure to file by these dates during the fiscal year ended June 30, 1997. To the knowledge of the Company, all of these filing requirements have been satisfied by the Company's directors, officers, and, to the knowledge of the Company, its 10% shareholders, except as follows: 1) Mr. Garrett was required to file a Form 4 on December 10, 1996, with respect to the sale of 5,000 shares of the Company's Common Stock on November 12, 1996; 2)
            Mr. Garrett was required to file a Form 4 on February 10, 1997 for the gifting of 8,000 shares of the Company's Common Stock on January 30, 1997 from Mr. Garrett's wife to one of Mr. Garrett's minor children.


            ITEM 1.  Proposal to Elect Directors

                 Pursuant to the Company's Bylaws, the Board of
            Directors is
            authorized to establish, from time to time, the number of directors, with a maximum of nine directors, and has established a Board of seven (7)
            Directors to be elected at the 1997 Annual Meeting for terms of one year each and until their successors are elected and qualified.

                 It is the intention of the persons named in the
            accompanying form
            of proxy to vote for the nominees named below. In the event that, because of death or unforeseen disability, any of the nominees designated below is unavailable for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated by the Board of Directors to fill such vacancies so as to provide a full board.

                 Election of directors requires a plurality vote.  The
            seven (7)
            nominees for directors are listed below with brief statements of their principal occupations and other pertinent information. As indicated below, all of the nominees are currently serving on the Company's Board of Directors. Also indicated below is the number of shares of the
            Company's Common Stock owned beneficially by each of the nominees as of
            October 10, 1997.

            Director Nominees

                 Jason Bacon became a director of the Company in 1997.
            Mr. Bacon is
            presently a consultant to non-profit organizations and a private investor, focusing on real estate and securities with international perspective. Before that, Mr. Bacon served as a Managing Director at
            Kidder, Peabody & Company, where he developed institutional equity sales and a related trading and advisory business. Shares owned:
            5,500 (0.1%)

                 R. Patrick Burns joined the Company as its Chief
            Executive Officer
            in August 1995. He was appointed a director of the Company on August 30,
            1995.  On October 10, 1997, Mr. Burns stepped down from his position as
            President and Chief Executive Officer of the Company.
            Before joining the
            Company, Mr. Burns was the Chief Executive Officer of Disney
            Direct
            Marketing, a division of The Walt Disney Company. Prior to holding that position, Mr. Burns also served as Senior Vice-President and
            General
            Manager at J. Crew, Inc. and as Vice-President of
            Merchandising and
            Product Development at L.L. Bean, Inc.  Shares owned: 34,550
            (0.7%)

                 David W. Garrett has been a director since 1987. He is
            a Vice
            President of First Albany Corporation, an investment banking
            and
            brokerage firm. Mr. Garrett is also President of The Black Willow Group,
            Ltd., a private company which owns and operates The Point, a luxury hotel in Saranac Lake, New York, and is President of The Garrett Hotel Group, a
            private hotel development and consulting firm.  Shares
            owned: 190,000
            (3.7%)

                 Fred Marks became a director of the Company in 1987 and
            became its
            Chairman of the Board in 1989. Mr. Marks presently serves as Chairman of the Board of two other privately held companies: Selectech,
            Ltd., a
            manufacturer of remote controls for computers and televisions; and Contaq
            Technologies, a manufacturer of ultra-sonic instruments. He devotes only a part of his time to the business of the Company. Shares owned: 600,500
            (11.6%)

                 Joan H. Martin is a private investor, who has been a
            director of
            the Company since 1991. Ms. Martin has no business experience during the past six years apart from managing her own private investment portfolio.
             Shares owned: 1,840,975 (35.6%)

                 Spencer C. Putnam joined the Company as its Vice
            President in June,
            1987. He has been a director and Secretary of its Board since 1989.
            Before joining the Company, Mr. Putnam was the Director of the
            Cooperative Education Program at the University of Vermont from 1980 to
            1987.  Shares owned: 91,000 (1.8%)

                 Elisabeth B. Robert joined the Company as its Chief
            Financial
            Officer in September 1995, and was appointed a director of the Company on
            January 22, 1996, and Treasurer of the Company on April 22,
            1996.  On
            October 10, 1997, the Board of Directors appointed Ms. Robert to the office of President and Chief Executive Officer of the Company. Before joining the Company, Ms. Robert was the Chief Financial Officer,
            Executive Vice-President, and Founding Partner of AirMouse
            Remote
            Controls, a manufacturing firm specializing in remote control devices.
            Prior to holding that position, Ms. Robert was an independent management consultant, as well as Director of Gas Supply for Vermont Gas Systems,
            Inc.  Shares owned: 2,700 (0.1%)

            Voting Information

                 The Board of Directors recommends a vote FOR approval
            of the
            nominees named above to serve as directors of the Company for the ensuing year and until their successors are elected and qualified. The affirmative vote of a plurality of the shares of the Company's Common
            Stock entitled to vote at the Annual Meeting of Shareholders is required for the election of directors. Appointed proxies will vote shares FOR election of all the directors enumerated above unless instructed otherwise in the proxy. Abstentions and broker non-votes will have the same effect as votes against election.


            ITEM 2:  Proposal to Select Independent Public Accountants

                 During Fiscal Year 1997, Arthur Andersen LLP audited
            the Company's
            financial statements and also provided other professional services to the
            Company in connection with Securities and Exchange
            Commission filings.
            The report of Arthur Andersen LLP regarding the Company's financial statements for the year ending June 30, 1997, appears in the Company's
            1997 Annual Report on Form 10-KSB. In accordance with the recommendation of its Audit Committee, the Board of Directors has appointed Arthur
            Andersen LLP as independent public accountants of the Company for the year ending June 30, 1998, subject to ratification by Stockholders at the
            Annual Meeting. Stockholder ratification of Arthur Andersen LLP as independent public accountants of the Company requires a majority vote.

                 A representative of Arthur Andersen LLP is expected to
            be present
            at the Annual Meeting of Stockholders on December 18, 1997, and shall have the opportunity to make a statement, if the representative desires to do so, and is expected to be available to respond to appropriate questions.

            Voting Information

                 The Board of Directors recommends a vote FOR approval
            of ratifying
            the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 1998. The affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote at the Annual Meeting of Shareholders is required for the ratification of the selection of Arthur Andersen LLP as independent public accountants.
            Appointed proxies will vote shares FOR election of all the directors enumerated above unless instructed otherwise in the proxy. Abstentions and broker non-votes will have the same effect as votes against election.


            ITEM 3.  Other Business

                 The Company's Board of Directors knows of no other
            matters which
            may come before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the proxies relating to such meeting will be voted with respect thereto in accordance with the best judgment of the Board.

                 Any stockholder proposal intended for presentation at
            the 1998

            Annual Meeting of Stockholders must be received by the Secretary of the
            Company at its principal offices in Shelburne, Vermont, by June 29, 1998, for inclusion in the Company's Proxy Statement and form of proxy relating to the 1998 Annual Meeting.


            October 27, 1997              The Vermont Teddy Bear Co.,
            Inc.